EXHIBIT 10.6


                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN

                               EXECUTIVE AGREEMENT

     THIS AGREEMENT is made and entered into this 25th day of September, 2001, by and between North Georgia National Bank, a bank organized and existing under the laws of the State of Georgia (hereinafter referred to as the "Bank"), and David J. Lance, an Executive of the Bank (hereinafter referred to the "Executive").

     WHEREAS, the Executive is no in the employ of the Bank and has for many years faithfully served the Bank. It is the consensus of the Board of Directors (hereinafter referred to as the "Board") that the Executive's services have been of exceptional merit, in excess of the compensation paid and an invaluable contribution to the future profits and position of the Bank in its filed of activity. The Board further believes that the Executive's experience, knowledge of corporate affairs, reputation and industry contacts are of such value, and the Executive's continued services so essential to the Bank's future growth and profits, that it would suffer server financial loss should the Executive terminate his services;

     ACCORDINGLY, the Board has adopted the North Georgia National Bank Executive Supplemental Retirement Plan (hereinafter referred to as the "Executive Plan") and it is the desire of the Bank and the Executive to enter into this Agreement under which the Bank will agree to make certain payments to the Executive upon the Executive's retirement or to the executive's beneficiary(ies) in the event of the Executive's death pursuant to the Executive Plan;

     FURTHERMORE, it is the intent of the parties hereto that this Executive Plan be considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits for the Executive, and be considered a non-qualified benefit plan for purposes of the Employee Retirement Security Act of 1974, as amended ("ERISA"). The Executive is fully advised of the Bank's financial status and has had substantial input in the design and operation of this benefit plan; and

     NOW THEREFORE, in consideration of services the Executive has performed in the past and those to be performed in the future, and based upon the mutual promises and covenants herein contained, the Bank and the Executive agree as follows:

I.   DEFINITIONS

     A.   Effective Date:
          --------------

          The  effective  Date of the Executive Plan shall be September 25, 2001

     B.   Plan Year:
          ---------

          Any reference to the "Plan Year" shall mean a calendar year from January 1st to December 31st. In the year of implementation, the term "Plan Year" shall mean the period from the Effective Date to December 31st of the year of the Effective Date.

     C.   Retirement  Date:
          ----------------

          Retirement Date shall mean retirement from service with the Bank that becomes effective on the first day of the calendar month following the month in which the Executive reaches age sixty-two (62) or such later date as the Executive may actually retire.

     D.   Termination  of  Service:
          ------------------------

          Termination of Service shall mean the Executive's voluntary resignation of service by the Executive, with or without good reason as defined in the Executive's Employment Agreement with the Bank in effect at the time of said resignation, or the Bank's discharge of the Executive without cause, prior to the Normal Retirement Age (Subparagraph I [J]).

     E.   Pre-Retirement  Account:
          -----------------------

          A Pre-Retirement Account shall be established as a liability reserve account on the books of the Bank for the benefit of the Executive. Prior to the Executive's Retirement Date (Subparagraph I [C]), such liability reserve account shall be increased or decreased each Plan Year, until the aforestated event occurs, by the Index Retirement Benefit (Subparagraph I [F]).

     F.   Index  Retirement  Benefit:
          --------------------------

          The Index Retirement Benefit for each Executive in the Executive Plan for each Plan Year shall be equal to the excess (if' any) of the Index (Subparagraph I [G]) for that Plan Year over the Opportunity Cost
          (Subparagraph I [G]) for that Plan Year over the Opportunity cost (Subparagraph I [H]) for that Plan Year. Any break-even language shall be inserted here.

     G.   Index:
          -----

          The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contract(s) described hereafter as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contract(s) were purchased on the Effective Date of the Executive Plan.

          Insurance  Company:
          Policy  Form:
          Policy  Name:
          Insured's  Age  and  Sex:
          Riders:
          Ratings:
          Option:
          Face  Amount:
          Premiums  Paid:
          Number  of  Premium  Payments:
          Assumed  Purchase  Date:

          If such contracts of life insurance are actually purchased by the Bank, then the actual policies as of the dates they were actually purchased shall be used in calculations under this Executive Plan. If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations that assume the above-described policies were purchased or had not subsequently surrendered or lapsed. Said illustration shall be received from the respective insurance companies and will indicate the increase in policy values for purposes of calculating the amount of the Index.

          In either case, references to the life insurance contracts are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Executive and the Executive's beneficiary(ies) shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Executive Plan than that of an unsecured creditor of the Bank.

     H.   Opportunity  Cost:
          -----------------

          The Opportunity Cost for any Plan Year shall be, calculated by taking the sum of the amount of premiums for the life insurance policies described in the definition of "Index" plus the amount of any after-tax benefits paid to the Executive pursuant to the Executive Plan (Paragraph II hereinafter) plus the amount of all previous years' after-tax Opportunity Cost, and multiplying that sum by the average after-tax yield of a one year Treasury Bill.

     I.   Change  of  Control:
          -------------------

          Change of Control means the cumulative transfer of more than fifty percent (50%) of the voting stock of the Bank from the Effective Date of this Executive Plan. For the purposes of this Executive Plan, transfers on account of deaths or gifts, transfers between family members of transfers to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a Change of Control.

     J.   Normal  Retirement  Age:
          -----------------------

          Normal Retirement Age shall mean the date on which the Executive attains age sixty-two (62).

II.  INDEX  BENEFITS

     A.   Retirement  Benefits:
          --------------------

          Subject to Subparagraph II(D) and Subparagraph II(A)(i) hereinafter, an Executive who remains in the employ of the Bank until the Normal Retirement Age (Subparagraph I[J]) shall be entitled to receive the balance in the Pre-Retirement Account in fifteen (15) equal annual installments commencing thirty (30) days following the Executive's retirement. In addition to these payments and commencing in conjunction therewith, the Index Retirement Benefit (Subparagraph I [F]) for each Plan Year subsequent to the Executive's retirement, and including the remaining portion of the Plan year following said retirement, shall be paid to the Executive until the Executive's death.

          (i) The minimum Pre-Retirement Account and Index Retirement benefit combined for the first fifteen (15) years of benefit payments shall he seventy-two thousand two hundred and ten dollars and no/100ths ($72,210.00).

     B.   Termination  of  Service:
           ------------------------

          Subject to Subparagraph II(D), should an Executive suffer a Termination of Service the Executive shall be entitled to receive the balance in the Pre-Retirement Account payable to the Executive in fifteen (15) equal annual installments commencing thirty (30) days following the Executive's Normal Retirement Age (Subparagraph I[J]). In addition to these payments and commencing in conjunction therewith, the Index Retirement Benefit for each Plan Year subsequent to the year in which the Executive attains Normal Retirement Age, and including the remaining portion of the Play Year in which the Executive attains Normal Retirement Age, shall be paid to the Executive until the Executive's death.

     C.   Death:
          -----

          Should the Executive die while there is a balance in the Executive's Retirement Account (Subparagraph I [E]), said unpaid balance of the Executive's Pre-Retirement Account shall be paid in a lump sum to the individual or individuals the Executive may have designated in writing and filed with the Bank. In the absence of any effective beneficiary designation, the unpaid balance shall be paid as set forth herein to the duly qualified executor or administrator of the Executive's estate. Said payment due hereunder shall be made the first day of the second month following the decease of the Executive.

     D.   Discharge for Cause:
          -------------------

          Should the Executive be Discharged for Cause at any time, all benefits under this Executive Plan shall be forfeited. The term "for cause" shall be defined in the Executive's Employment Agreement in effect at the time of said Discharge for Cause. If there is a dispute as to said Discharge for Cause, then said dispute shall be resolved as set for in said employment Agreement.

     E.   Death  Benefit:
          --------------

          Except as set forth above, there is no death benefit provided under this Agreement.

     F.   Disability:
          ----------

          In the event the Executive becomes disabled prior to any Termination of Service, and the Executive's employment is terminated because of such disability, he shall immediately begin receiving the benefits in Subparagraph II(A) above. Such benefit shall begin without regard to the Executive's Normal Retirement Age and the Executive shall be one hundred percent (100%) vested and the entire benefit amount disability shall be as defined in the Executive's Employment Agreement with the Bank in effect at said termination due to disability. If there is a dispute as to disability, then said dispute shall be resolved as set forth in said Employment Agreement.

III.  RESTRICTIONS UPON FUNDING

     The bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Executive Plan. The Executive, their beneficiary(ies),or any successor in interest shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Executive Plan or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Executive Plan, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any executive be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank.

     If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Executive, then the Executive shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

IV.  CHANGE  OF  CONTROL

     Upon a Change of Control (Subparagraph I [I]), if the Executive subsequently suffers a Termination of Service (Subparagraph I [D]), then the Executive shall receive the benefits promised in this Executive Plan upon attaining Normal Retirement Age, as if the Executive had been continuously employed by the Bank until the Executive's Normal Retirement Age. The Executive will also remain eligible for all promised death benefits in this Executive plan. In addition, no sale, merger, or consolidation of the Bank shall take place unless the new or surviving entity expressly acknowledges the obligations under this Executive Plan and agrees to abide by its terms.

V.   MISCELLANEOUS

     A.   Alienability  and  Assignment  Prohibition:
          ------------------------------------------

          Neither the Executive, nor the Executive's surviving spouse, nor any other beneficiary(ies) under this Executive Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed b the Executive or the Executive's beneficiary(ies), nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Executive or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank's liabilities shall forthwith cease and terminate.

     B.   Binding  Obligation  of  the  Bank  and  any  Successor  in  Interest:
         ---------------------------------------------------------------------

          The Bank shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, fir or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Bank under this Executive Plan. This Executive Plan shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

     C.   Amendment  or  Revocation:
          -------------------------

          It is agreed by and between the parties hereto that, during the lifetime of the Executive, this Executive Plan may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Executive and the Bank.

     D.   Gender:
          ------

          Whenever in this Executive Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     E.   Effect  on  Other  Bank  Benefit  Plans:
          ---------------------------------------

          Nothing contained in this Executive Plan shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     F.   Headings:
          --------

          Headings and subheadings in this Executive Plan are interested for reference and convenience only and shall not be deemed a part of this Executive Plan.

     G.   Applicable  Law:
          ---------------

          The validity and interpretation of this Agreement shall be governed by the laws of the State of Georgia.

     H.   12  U.S.C.  Sec.  1828(k):
          -------------------------

          Any payments made to the Executive pursuant to this Executive Plan, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Sec. 1828(k) or any regulations promulgated thereunder.

     I.   Partial  Invalidity:
          -------------------

          If any term, provision, covenant, or condition of this Executive Plan is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Executive Plan shall remain in full force and effect notwithstanding such partial validity.

     J.   Employment:
          ----------

          No provision of this Executive Plan shall be deemed to restrict or limit any existing employment agreement by and between the Bank and the Executive, nor shall any conditions herein create specific employment rights to the Executive nor limit the right of the Employer to discharge the Executive with or without cause. In a similar fashion, no provision shall limit the Executive's rights to voluntarily sever the Executive's employment at any time.

VI  ERISA PROVISION

     A.   Named  Fiduciary  and  Plan  Administrator:
          ------------------------------------------

          The "Named Fiduciary and Plan Administrator" of this Executive Plan shall be North Georgia National Bank until its resignation or removal by the Board. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control and administration of the Executive Plan. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Executive Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     B.   Claims  Procedure  and  Arbitration:
          -----------------------------------

          In the event a dispute arises over benefits under this Executive Plan and benefits are not paid to the Executive (or to the Executive's beneficiary(ies) in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within sixty (60) days from the date payments are refused. The Named Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in whole of in part, they shall provide in writing within sixty (60) days of receipt of such claim the specific reasons for such denials, reference to the provisions of this Executive Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

          If claimants desire a second review they shall notify the Named Fiduciary and Plan Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Executive Plan or any documents relating thereto and submit any written issues and comments it may feel appropriate. In their sole discretion, the Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

          If claimants continue to dispute the benefit denial based upon completed performance of this Executive Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an arbitrator for final arbitration. The arbitrator shall be selected by mutual agreement of the Bank and the claimants. The arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such arbitrator with respect to any controversy properly submitted to it for determination.

VII. DEFERRAL BENEFITS

     A.   Deferral  Election:
          ------------------

          Any Executive wishing to defer any portion or all of the Executive's salary may elect to defer up to one hundred percent (100%) each year for a maximum of five (5) years. At the end of the five-year period, the Board shall have the option of extending the deferral period for any amount of time it shall deem to be appropriate. The Executive will make the election to defer by filing with the Bank a written statement setting forth the amount of the deferrals and the Executive's election of payment as set forth in Subparagraph VIII(C) hereinafter. This statement must be filed prior to having earned the deferred income.

     B.   Deferred  Compensation  Account:
          -------------------------------

          The Bank shall establish a Deferred Compensation Account in the name of the Executive and credit that account with the deferrals. The Bank shall also credit interest to the Deferred Compensation Account balance on December 31st of each year. The interest rate credited shall be the Bank's average prime lending rate of each Plan Year.

     C.   Retirement,  Termination  of  Service  or  Death:
          ------------------------------------------------

          Upon the Executive's Retirement Date or Termination of Service (Subparagraphs I[C] and [D] hereinabove), the balance of the Executive's Deferred Compensation Account shall be payable as elected by the Executive one (1) year prior to receiving said benefit payable to the Executive thirty (30) days following said event. If the Executive fails to make said payment election, then the Executive shall be paid in ten (10) equal annual installments as set forth herein. Should the Executive die while there is a balance in the Executive's Deferred Compensation Account, such balance shall be paid pursuant to Subparagraph II(C) hereinabove.

     IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully red this Agreement and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

                                      NORTH  GEORGIA  NATIONAL  BANK
                                      Calhoun,  Georgia


_________________________________     _________________________________
Witness                               Witness                    Title


_________________________________     _________________________________
Witness                               David J. Lance

                          BENEFICIARY DESIGNATION FORM
                         FOR THE EXECUTIVE SUPPLEMENTAL
                            RETIREMENT PLAN AGREEMENT



PRIMARY  DESIGNATION:

     Name                    Address                    Relationship
     ----                    -------                    ------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


SECONDARY  (CONTINGENT)  DESIGNATION:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


All sums payable under the Supplemental Retirement Plan Executive Agreement by reason of my death shall be paid to the Primary Beneficiary, if he or she survives me, and if no Primary Beneficiary shall survive me, then to the Secondary (Contingent) Beneficiary.



--------------------------------                   -----------------------------
David J. Lance                                     Date

                              DEFERRAL DECLARATION

I.   AUTHORIZATION  AND  AMOUNT  OF  DEFERRAL

     The undersigned David J. Lance, a Executive of the Board of____________ Bank hereby elects to defer _______________ ($ or percent) of the Executive's income for the year __________ and all subsequent years thereafter pursuant to the Executive Supplemental Retirement Plan Executive Agreement effective the day of _________ , 200__ unless modified by the Executive accordingly. The undersigned is a party to the above referenced agreement.

II.  DISTRIBUTION  ELECTION

     Pursuant to the Provisions of my Executive Supplemental Retirement Plan Executive Agreement with North Georgia National Bank, I hereby elect to have any distribution of the balance of my Deferral Account paid to me in installments as designated below:

     _____  Lump  sum.

     _____ Five (5) annual installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Benefit Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Benefit Account.

     _____ Ten (10) annual installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Benefit Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Benefit Account.

     _____ Fifteen (15) annual installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Benefit Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Benefit Account.

     _____  The  aforesaid length of  time for payments in monthly installments.


Date:                                  Executive:
      --------------------------                  ------------------------------

                                 LIFE INSURANCE

                      ENDORSEMENT METHOD SPLIT DOLLAR PLAN

                                    AGREEMENT

Insurer:

Policy  Number:

Bank:                                    North  Georgia  National  Bank

Insured:                                 David  J.  Lance

Relationship  of  Insured  to  Bank:     Executive

The respective rights and duties of the Bank and the Insured in the above-referenced policy shall be pursuant to the terms set forth below:

I.   DEFINITIONS

     Refer to the policy contract for the definition of all terms of this Agreement.

II.  POLICY  TITLE  AND  OWNERSHIP

     Title and ownership shall reside in the Bank for its use and for the use of the Insured all in accordance with this Agreement. The Bank alone may, to the extent of its interest, exercise the right to borrow or withdraw on the policy cash values. Where the Bank and the Insured (or assignee, with the consent of the Insured) mutually agree to exercise the right to increase the coverage under the subject Split Dollar policy, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.

III. BENEFICIARY  DESIGNATION  RIGHTS

     The Insured (or assignee) shall have the right and power to designate a beneficiary or beneficiaries to receive the Insured's share of the proceeds payable upon the death of the Insured, and to elect and change a payment option for such beneficiary, subject to any right or interest the Bank may have in such proceeds, as provided in this Agreement.

IV.  PREMIUM  PAYMENT  METHOD

     The Bank shall pay an amount equal to the planned premiums and any other premium payments that might become necessary to keep the policy in force.

V.   TAXABLE  BENEFIT

     Annually the Insured will receive a taxable benefit equal to the assumed cost of insurance as required by the Internal Revenue Service. The Bank (or its administrator) will report to the Insured the amount of imputed income each year on Form W-2 or its equivalent.

VI.  DIVISION  OF  DEATH  PROCEEDS

     Subject to Paragraphs VII and IX herein, the division of the death proceeds of the policy is as follows:

     A. Upon the death of the insured, the Insured's beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to an amount equal to the amount or the percentage of the net-at-risk insurance portion of the proceeds set forth hereinbelow that corresponds to the Plan Year in which death occurs. The net-at-risk insurance portion is the total proceeds less the cash value of the policy.

                Plan Year*            Amount of Percentage
                ----------            --------------------

              1                    $500,000 or 100% of the net-at-risk,
                                   whichever  is  less
              2                    35% of the net-at-risk
              3                    45% of the net-at-risk
              4                    55% of the net-at-risk
              5                    65% of the net-at-risk
              6 and thereafter     75% of the net-at-risk

     B.   The  Bank  shall  be  entitled  to  the  remainder  of  such proceeds.

     C. The Bank and the Insured (or assignees) shall share in any interest due on the death proceeds on a pro rata basis as the proceeds due each respectively bears to the total proceeds, excluding any such interest.

          *Plan Year shall mean a calendar year from January 1st to December 31st in the year of implementation, the term Plan Year shall mean the period from the Effective Date to December 31st of the year of the Effective Date.

VII. DIVISION  OF  THE  CASH  SURRENDER  VALUE  OF  THE  POLICY

     The Bank shall at all times be entitled to an amount equal to the policy's cash value, as that term is defined in the policy contract, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Bank and any applicable surrender charges. Such cash value shall be determined as of the date of surrender or death as the case may be.

VIII.  RIGHTS  OF  PARTIES  WHERE  POLICY  ENDOWMENT  OR ANNUITY ELECTION EXISTS

     In the event the policy involves an endowment or annuity element, the Bank's right and interest in any endowment proceeds or annuity benefits, or expiration of the deferment period, shall be determined under the provisions of this Agreement by regarding such endowment proceeds or the commuted value of such annuity benefits as the policy's cash value. Such endowment proceeds or annuity benefits shall be considered to be like death proceeds for the purposes of division under this Agreement.

IX.  TERMINATION  OF  AGREEMENT

     This Agreement shall terminate upon the occurrence of any one of the following:

     A. The Insured shall be discharged from employment with the Bank for cause. The term "for cause" shall be as defined in the Executive's Employment Agreement in effect at the time of said Discharge for Cause. If there is a dispute as to said Discharge or Cause, then said dispute shall be resolved as set forth in said Employment Agreement.

     B.   Surrender,  lapse,  or  other  termination  of the Policy by the Bank.

     Upon such termination, the Insured (or assignee) shall have a sixty (60) days option to receive from the Bank an absolute assignment of the Policy in consideration of cash payment to the Bank, whereupon this Agreement shall terminate. Such cash payment referred to hereinabove shall be the greater of:

     A. The Bank's share of the cash value of the policy on the date of such assignment, as defined in this Agreement; or

     B. The amount of the premiums that have been paid by the Bank prior to the date of such assignment.

     If, within said sixty (60) day period, the Insured fails to exercise said option, fails to procure the entire aforestated cash payment, or dies, then the option shall terminate and the Insured (or assignee) agrees that all of the Insured's rights, interest and claims in the policy shall terminate as of the date of the termination of this Agreement.

     The Insured expressly agrees that this Agreement shall constitute sufficient written notice to the Insured of the Insured's option to receive an absolute assignment of the policy as set forth herein.

     Except as provided above, this Agreement shall terminate upon distribution of the death benefit proceeds in accordance with Paragraph VI above.

X.   INSURED'S  OR  ASSIGNEE'S  ASSIGNMENT  RIGHTS

     The Insured may not, without the written consent of the Bank, assign to any individual, trust or other organization, any right, title or interest in the subject policy nor any rights, options, privileges or duties created under this Agreement.

XI.  AGREEMENT  BINDING  UPON  THE  PARTIES

     This Agreement shall bind the Insured and the Bank, their heirs, successors, personal representatives and assigns.

XII. ERISA  PROVISIONS

     The following provisions are part of this Agreement and are intended to meet the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"):

     A.   Named Fiduciary and Plan Administrator.
          --------------------------------------

          The "Named Fiduciary and Plan Administrator" of this Endorsement Method Split Dollar Agreement shall be North Georgia National Bank until its resignation or removal by the Board of Directors. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control, and administration of this Split Dollar Plan as established herein. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Plan, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

     B.   Funding Policy.
          --------------

          The funding policy for this Split Dollar Plan shall be to maintain the subject policy in force by paying, when due, all premiums required.

     C.   Basis of Payment of Benefits.
          ----------------------------

          Direct payment by the Insurer is the basis of payment of benefits under this Agreement, with those benefits in turn being based on the payment of premiums as provided in this Agreement.

     D.   Claim Procedures.
          ----------------

          Claim forms or claim information as to the subject policy can be obtained by contacting Benmark, Inc. (800-544-6079). When the Named Fiduciary has a claim which may be covered under the provisions described in the insurance policy, they should contact the office named above, and they will either complete a claim form and forward it to an authorized representative of the Insurer or advise the named Fiduciary what further requirements are necessary. The Insurer will evaluate and make a decision as to payment. If the claim is payable, a benefit check will be issued in accordance with the terms of this Agreement.

          In the event that a claim is not eligible under the policy, the Insurer will notify the Named Fiduciary of the denial pursuant to the requirements under the terms of the policy. If the Named Fiduciary is dissatisfied with the denial of the claim and wishes to contest such claim denial, they should contact the office named above and they will assist in making an inquiry to the Insurer. All objections to the Insurer's actions should be in writing and submitted to the office named above for transmittal to the Insurer.

XIII.  GENDER

     Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

XIV. INSURANCE  COMPANY  NOT  A  PARTY  TO  THIS  AGREEMENT

     The Insurer shall not be deemed a party to this Agreement, but will respect the rights of the parties as herein developed upon receiving an executed copy of this Agreement. Payment or other performance in accordance with the policy provisions shall fully discharge the Insurer from any and all liability.

XV.  CHANGE  OF  CONTROL

     Change of Control shall be deemed to be the cumulative transfer of more than fifty percent (50%) of the voting stock of the Bank from the date of this Agreement. For the purposes of this Agreement, transfers on account of death or gifts, transfers between family members, or transfers to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a Change of Control. Upon a Change of Control, if the Insured's employment is subsequently terminated, except for cause, then the Insured shall be one hundred percent (100%) vested in the benefits promised in this Agreement.

XVI. AMENDMENT  OR  REVOCATION

     It is agreed by and between the parties hereto that, during the lifetime of the Insured, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Insured and the Bank.

XVII.  EFFECTIVE  DATE

     The  Effective  Date  of  this  Agreement  shall be _______________, _____.

XVIII.  SEVERABILITY  AND  INTERPRETATION

     If a provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nonetheless be enforceable according to law and enforced as amended.

XIX. APPLICABLE  LAW

     The validity and interpretation of this Agreement shall be governed by the laws of the State of Georgia.

XX.  PREMIUM  PAYMENT  METHOD  AND  BANK'S  DUE  DILIGENCE

     Subject to the following, the Bank shall pay an amount equal to the planned premiums and any other premium payments that might become necessary to keep the policy in force. The Bank shall exercise due diligence in reviewing the financial stability of the insurance company and the policy that are the subject of this Agreement. If the Bank believes that the Insurer under the policy is financially weak or that the policy is not performing well, the Bank may, at any time, surrender the policy or substitute a different policy provided that the Bank is under no obligation to invest in such replacement policy any more than the proceeds available from the cash surrender value of the original policy. The Executive will cooperate by undertaking any necessary medical examination. If the Bank chooses to surrender the above-referenced policy without replacing it or the policy otherwise ceases to exist prior to the death of the Insured, the Bank agrees to pay the Insured's named beneficiary(ies) Five Hundred Thousand and no/100ths Dollars ($500,000.00) as a death benefit under Paragraph VI of this Agreement.

Executed at Calhoun, Georgia this _____ day of __________, _____.


                                      NORTH GEORGIA NATIONAL BANK
                                      Calhoun, Georgia



_________________________________     By:_________________________________
Witness                                                          Title




_________________________________     ____________________________________
Witness                               David J. Lance

                          BENEFICIARY DESIGNATION FORM
                      FOR LIFE INSURANCE ENDORSEMENT METHOD
                           SPLIT DOLLAR PLAN AGREEMENT


PRIMARY DESIGNATION:

     Name                    Address                    Relationship
     ----                    -------                    ------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


SECONDARY (CONTINGENT) DESIGNATION:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


All sums payable under the Life Insurance Endorsement Method Split Dollar Plan Agreement by reason of my death shall be paid to the Primary Beneficiary, if he or she survives me, and if no Primary Beneficiary shall survive me, then to the Secondary (Contingent) Beneficiary.



--------------------------------                  ------------------------------
David J. Lance                                    Date

                              DEFERRAL DECLARATION

I.   AUTHORIZATION  AND  AMOUNT  OF  DEFERRAL

     The undersigned David J. Lance, an Executive of the Board of _______________ Bank hereby elects to defer _______________ ($ or percent)
     of the Executive's income for the year ______ and all subsequent years thereafter pursuant to the Executive Supplemental Retirement Plan Executive Agreement effective the _____ day of __________, 200__ unless modified by the Executive accordingly. The undersigned is a party to the above referenced agreement.

II.  DISTRIBUTION  ELECTION

     Pursuant to the Provisions of my Executive Supplemental Retirement Plan Executive Agreement with North Georgia National Bank, I hereby elect to have any distribution of the balance in my Deferral Account paid to me in installments as designated below:

     _____  Lump  sum.

     _____ Five (5) annual installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Benefit Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Benefit Account.

     _____ Ten (10) annual installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Benefit Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Benefit Account.

     _____ Fifteen (15) annual installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Benefit Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Benefit Account.

     _____  The  aforesaid  length of time for payments in monthly installments.



Date: ____________________________ Executive: ____________________________